UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2015

Midstates Petroleum Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                           Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2015, Midstates Petroleum Company, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect a one-for-ten reverse stock split (the “Reverse Stock Split”) of its common stock, par value $0.01 per share (the “Common Stock”), which became effective at 5:00 p.m. Eastern time on the filing date. Upon effectiveness, each ten shares of issued and outstanding Common Stock were converted into one share of Common Stock and the number of authorized shares of Common Stock was reduced from approximately 300 million to 100 million.

No fractional shares were issued in connection with the reverse stock split. Any fractional shares of Common Stock that would have otherwise resulted from the reverse stock split were converted into cash payments based on the closing price of the Common Stock as reported on the New York Stock Exchange on July 31, 2015.

A copy of the Amendment is attached to this current report on Form 8-K as Exhibit 3.1, and the above summary is qualified in its entirety by reference to the full text of the Amendment.

Item 7.01                                           Regulation FD Disclosure.

On August 3, 2015, the Company issued a press release announcing the effectiveness of the Reverse Stock Split. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Midstates Petroleum Company, Inc.
99.1	Press Release, dated August 3, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: August 4, 2015
	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Vice President— Land, Legal & Corporate Secretary